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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 26, 2008


                          Principal Capital Group, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                     33-55254-43               68-0670420
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)


           269 South Beverly Suite 1064 Beverly Hills California 90212
           -----------------------------------------------------------
              (Address of Principal Executive Officers) (Zip Code)

        Registrant's telephone number, including area code: 800.881.3321

                              Asgard Holdings, Inc.
                    2580 Seascape Glenn, Escondido, CA 92026
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Section 4 - Matters Related to Accountants and Financial Statements

4.01 Effective January 22, 2008 the Board elected Gerber and Company and its certified accountant until its next annual shareholders meeting.

Section 5 - Corporate Governance and Management

5.02 Effective January 22, 2008, Virgil G. Williams has resigned as an officer and director. Effective January 22, 2008 Brenda Williams has resigned as an officer and director; Effective January 22, 2008 Harold Gregg has been appointed as interim President and a director.

5.03 The Articles of Incorporation have been amended in the State of Nevada that changed the companies name from Asgard Holdings, Inc. to Principal Capital Group, Inc.

Section 8 - Other Events

8.01     Other Events

It is the intent of the Board and new management to bring the company up to fully reporting status and make the necessary filings with the Securities and Exchange Commission. On 9-16-2006 the previous management had filed a Form 15-15d/4 to suspend the duty to report. It is the intention of this Board to initiate and re-establish a fully compliant status and file the financial reports as required by the Commission as well as any and all other filings as required by law.

A meeting of the Board of Directors of Asgard Holdings, Inc., was held at the offices of the Corporation in the City of Los Angeles, State of California, on January 22, 2008.

         Present and participating at the meeting was Virgil G. Williams being the only director of the Corporation. Mr. Williams acted as Chairman of the Meeting, and Mr. Williams kept the minutes of the Meeting. The Secretary presented a waiver of notice of the meeting, signed by him, and was directed to file the waiver of notice with the minutes of the meeting.

         The following Items were brought before the Board of Directors for discussion and upon motions duly made, seconded and carried by a vote of all of the directors in favor with no objections, the following resolutions were adopted:

         RESOLVED, that pursuant to Nevada Revised Statutes 78.138, (the authority of directors) and 78.385 (amending the Articles of Incorporation), it was determined that it is necessary to reduce the outstanding shares of the Corporation by a factor of 100,000, change the authorized shares from 1Billion to 100,000,000 shares and keep the PAR value unchanged at $0.001 per share.

         RESOLVED, that fractional shareholders of record as of February 1, 2008, shall be issued one (1) share of the newly issued common stock of the Company.

         RESOLVED, that the effective date of the reverse split shall be on or after February 1st, 2008.

         RESOLVED, that the Company has elected to change its name from Asgard Holdings, Inc., to Principal Capital Group, Inc., and is authorized to amend the Articles of Incorporation with the Secretary of State of Nevada to effect such change.

         RESOLVED, that upon issuance of the "calendar date" by the NASD, all bona fide shareholders of record must notify the transfer agent in writing, within 15 calendar days, to receive the newly issued shares. All shareholders that do not notify the Transfer Agent shall have their shares returned to the Company Treasury.

         RESOLVED, that effective immediately, Mystic Investments Group, Inc., shall be appointed as a Corporate Director and shall manage the business of the corporation until the next annual shareholders meeting.

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         RESOLVED, that the Corporation shall indemnify and hold harmless Mystic
Investments Group, Inc., its agents, officers and directors, Harold Gregg, individually and Michael Osborn, individually, for each and every, all and singular, claims, causes of action, damages and attorney(s) fees resulting from any and all activities conducted prior to the date hereof by Virgil G. Williams, Chairman of the Board and President, all consultants, advisors and agents and representatives of the Corporation.

         RESOLVED, that Virgil Williams, Chairman of the Board and President, hereby is authorized to execute and deliver said full and complete indemnification, on behalf of the Corporation, to Mystic Investments, Harold Gregg and Michael Osborn.

         RESOLVED, the effective immediately, Virgil G. Williams has tendered his resignation as the sole officer and sole director of the corporation, the corporation has accepted his resignation and thanks Mr. Williams for his work. The Corporation has appointed Harold Gregg as the Interim President, effective January 23, 2008, and Mr. Gregg has accepted this appointment. Mr. Gregg will also hold a position on the Board of Directors.

         RESOLVED, that effective immediately, Computershare Transfer and Trust, Denver, Colorado, shall be appointed as the new transfer agent for the corporation.

         RESOLVED, that effective immediately, Gerber & Company, Los Angeles, California, shall be appointed as the new CPA for the corporation.

         RESOLVED, that effective immediately, BDO Seidman shall be appointed as the new independent auditor for the corporation.

         RESOLVED, that effective immediately, the address for the corporation shall be moved from Vista, California to a mailing address of 269 South Beverly, #1064, Beverly Hills, CA 90212.

         RESOLVED, that effective immediately, the phone number for the corporation has been changed and is now 800-881-3321.

             RESOLVED, that effective immediately, the Employer Identification Number (EIN) for the corporation has been changed and is now 68-0670420.

         FURTHER RESOLVED, that effective immediately, the corporation shall amend all required Edgar codes and filing codes to better reflect its business.


         FURHTER RESOLVED: that Mr. Harold Gregg and/or Mr. Michael Osborn, are hereby fully authorized and empowered to enter into banking relationships with any bank and/or financial institution, brokerage relationships and lending agreements, and to transfer, convert, endorse, sell, assign and set over the assets from these relationships. In the event of a distribution of the proceeds of bank drafts, checks, a loan or other relationship with a bank or financial institution and the Corporation, Mr. Gregg and/or Mr. Osborn are authorized to receive funds, and, further, are authorized to sign any and all documents, wire transfer transmittal forms, drafts, items evidencing demand deposits and checks on behalf of the Corporation. Mr. Harold Gregg is acting as an Officer and Director performing the duties as President, General Counsel and Controller of the Corporation. Mr. Osborn, as an Officer and Director of Mystic Investments Group, Inc., the company's corporate re-structuring director, is also authorized to perform the duties and functions specified here.

         FURTHER RESOLVED, that effective immediately, the corporation shall be authorized to amend and or bring current all local, state and federal filings as may be required.

By motions duly made, seconded and carried by a unanimous vote, all of the above-specified resolutions were adopted.


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There being no further business and upon motion duly made and seconded, the meeting was adjourned.


/s/ Virgil G. Williams
--------------------------------
Virgil G. Williams, Secretary


/s/ Harold Gregg
--------------------------------
/Harold Gregg, Director (newly elected)



By:   Mystic Investments Group, Inc.

/s/ Michael Osborn
--------------------------------
Mystic Investments Group, Inc.,
Corporate Re-structuring Director (newly elected)
Michael Osborn


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2008

                                          By: /s/ Harold Gregg
                                          Interim President, Director